3rd Quarter 2025 Update October 28, 2025

Presentation Index Corporate Overview & Investment Thesis 3rd Quarter 2025 Results Long-Term Performance Trends Appendix 3 11 29 40 48 Board of Directors Forward-Looking Statements Select Financial Statements Please refer to the Forward-Looking Statements on slide 50 for important disclosures about information contained in this presentation. Non-GAAP Reconciliations Purchase Accounting Update 8 Line of Business Updates Peer Group

Corporate Overview Asset-based lending Healthcare Services National Presence International Presence UMBF Trust & Agency Services – Dublin, Ireland Specialized Lending Verticals Corporate Trust Capital Markets (5) Fund Services Private Wealth Management & Personal Trust 192 banking centers (4) 347 ATMs UMB Bank Presence & Expansion UMB Financial Corporation Headquarters Highlights At, or for the 3 months ended 09/30/25. (1) Includes $18.3B in managed assets and $2.5B in Assets Under Administration for Private Wealth customers; (2) Includes AUA in Fund Services / custody, corporate trust and Healthcare Services; (3) Operating ROATCE is a non-GAAP measure, reconciled on slide 55; (4) As of 10/15/25, we had 192 physical locations licensed with the OCC, including 189 retail branches plus 3 commercial or private banking centers; (5) UMB Bank, n.a. Capital Markets Division.

Business Model Our Diverse Foundation Commercial & Personal Banking Services 3Q‘25 Revenue: $502.0 million. 3Q‘25 Average Deposits: $39.3 billion Average loans: $4.5B (1) (2) Average deposits: $13.2B Retail deposit and lending services through 192 banking centers (3) and online Private banking services Consumer mortgage AUM = $18.3B AUA = $2.5B Financial & estate planning Investment management Wealth solutions Business succession and exit planning Trust and custody Direct private equity investment access Insurance settlements Retirement plan services C&I lending Small business lending CRE and Construction lending Specialized Expertise: Average loans: $31.8B (1) Average deposits: $26.1B Agribusiness Energy Practice finance Franchise lending Mezzanine debt and equity investments Commercial Consumer Private Wealth Institutional Banking Services 3Q’25 Revenue: $176.4 million. 3Q‘25 Average Deposits: $17.5 billion Institutional Banking provides solutions for the entire marketplace; $641.5 billion in AUA (4) Corporate Trust Bond trustee, paying agent and escrow services Institutional Custody Domestic and international custody services Fund Services Fund accounting and administration; transfer agency Alternative investment servicing Specialty Trust & Agency Solutions Default workout and successor trustee services Aviation, ABS and loan agency services CLO trustee and loan administration services Capital Markets Division (5) Fixed income sales and trading Public finance Asset / liability management services Investor Solutions Banking, cash management and specialty services for financial firms Healthcare Services Health savings and benefit spending accounts Healthcare payment solutions Aviation Asset-based lending Beverage Healthcare lending Treasury management Merchant payments Retirement plan services Metrics at, or for quarter ended, 09/30/25 (1) Excludes credit card; (2) Includes consumer plus residential real estate loans; (3) As of 10/15/25, we had 192 physical locations licensed with the OCC, including 189 retail branches plus 3 commercial or private banking centers; (4) Includes AUA in Fund Services/custody, corporate trust and Healthcare Services; (5) Products offered through UMB Bank Capital Markets Division: NOT FDIC INSURED | MAY LOSE VALUE  | NOT BANK GUARANTEED.

Investment Thesis Opportunity in Our Diverse Business Model Track record of strong loan growth – opportunities remain Underpenetrated across our geographic footprint, focused on market share gains Underpenetrated vertically on an asset class basis; built out specialized teams Opportunity to leverage capacity and capabilities in newly-acquired markets Diverse deposit base across multiple lines of business, customer segments and geographies No one commercial sector represents more than 5% of total deposits Long-tenured relationships with clients using multiple UMB products and services Flexible balance sheet well-positioned for changing interest rate environments Above peer earning asset growth Lower loan-to-deposit ratio provides flexibility 24% of average deposit balances in DDA Focus on returning value to shareholders; risk-adjusted returns EPS and tangible book value growth outpace peers over the long-term Consistent dividend growth Differentiated revenue profile and growing fee income Revenue from diverse lines of business and verticals provide a natural hedge in a variety of rate environments Lower-than-peer reliance on mortgage and NSF/OD revenue Time-tested underwriting philosophy Unwavering credit standards Excellent long-term UMB track record; result of long-tenured credit team – average of 24 years with UMB Chief Credit Officer – 39 years with UMB Variable asset base – 69% of variable loans reprice within 12 months $2.1 billion of securities cash flow expected within 12 months; average rate 3.59% $3.0 billion of fixed-rate loans to reprice within 12 months; average rate 4.99% Ample liquidity sources and regulatory capital levels Access to multiple contingent funding sources Strong capital generation through earnings accretion

Beyond Financials Our Culture Our Values Our Commitment Our Vision the unparalleled customer experience Customers First We do the unparalleled to create an environment that consistently exceeds the expectations of our customers. Integrity & Trust We demonstrate our uncompromising honesty and integrity to earn the trust of everyone we serve. Performance & Strength We achieve sustainable greatness by delivering on our promise, remaining independent and maintaining financial soundness. Associate Spirit We rely upon our people and their collective attitude and skills to differentiate us from our competitors. Inclusion & Diversity We believe an inclusive and diverse culture energizes the workplace and ignites innovation. Creating an unparalleled customer experience requires a culture where our people feel part of something more, something bigger. We foster this experience through our policies, our business decisions and our expectations of each associate. the unparalleled customer experience An unwavering commitment to doing more for our customers. Whether it’s having a heart for each other, our customers or our communities, we support work through inclusive policies and empowering people to create fulfilling lives in and out of the workplace. MORE HEART Our goal is to grow existing strengths and build new skills. We’re committed to empowering our workforce to make an impact and achieve their goals through open conversations and providing the tools to develop potential. MORE OPPORTUNITY MORE TRUST Our associates have confidence they will be encouraged and expected to do the right thing at all times — no matter what. We’re focused on setting clear expectations and a leadership team who is accessible and transparent.

Beyond Financials Our Commitment to Corporate Citizenship Read our 2024 Corporate Citizenship Report at UMB.com/ESGreport Our programs reinforce our values of doing the right thing, supporting our associates and communities, and providing the unparalleled customer experience. Supporting inclusive, equitable and sustainable economic growth. Remaining committed to the prosperity of the communities we serve. Using an ESG lens in considering long-term financial sustainability and strategic risk management opportunities. ESG Efforts We are a CEO Action for Inclusion & Diversity signatory and are dedicated to fostering a workplace that embraces the diversity of our society. Eight Business Resource Groups help us understand the needs of our associates, customers and communities and turn empathy into action. In 2024, 29% of all legacy UMB hires were people of color, 49% were women and 2% were veterans. 47% of our executive leadership team are women and/or people of color. Fostering an inclusive environment among a diverse group of associates. Employing strong, consistent and transparent governance practices. Efficient & Sensible Resource Use Strong Corporate Governance Inclusion & Diversity 16-person board of directors, with 15 independent members, a lead independent director, and 100% independence on board committees. 44% board diversity, including 6 female directors. Robust risk oversight with distinct risk management committees: enterprise risk, asset and liability, and credit. Board oversight of the executive ESG Committee. Community Impact $5.5mm in community support in 2024, which included housing needs, the arts, agriculture, small business, and education. More than 800 associates participated in our matching gift program; combined with workplace giving, associated giving totaled nearly $610k. Associates receive 16 hours of paid Volunteer Time Off annually. 661 participants logged more than 8,300 hours of volunteer time in 2024, supporting 346 unique charities. UMB’s School of Economics held 140 sessions in 2024, reaching more than 8,000 students. Interactive education experiences help build financial skills and literacy. 85 UMB locations use automated systems to conserve energy. More than 136k Kilowatt hours generated from solar panels across our properties and exterior lighting upgrades saved 1.7mm Kilowatt hours in 2024. 2024 recycling efforts produced > 10 tons of comingled recycling, nearly 7 tons of cardboard and 443 pounds of recycled batteries. Beehives housed at a Denver branch support the local honeybee population, with a peak of 250k resident bees across 6 colonies. Since installation, we’ve harvested 390 pounds of edible honey.

Purchase Accounting Update

HTLF Acquisition Accounting Impacts (1) Loan amounts recognized for 3Q’25 include $5.6mm in accelerated accretion from early payoffs of acquired loans and $29.9mm in contractual mark accretion on loans; YTD = $21.5mm from accelerations and $78.7mm contractual; (2) 10-year sum-of-years digits amortization; (3) Includes $23.5mm related to wealth management, straight-line amortization over 7 years, and $8.5mm related to purchased credit card relationships, straight-line amortization over 3 years. Net Interest Margin Impact Net Interest Income Accretion Non-interest Expense Amortization $ in millions $ in millions

Projected Contractual Accretion $111.4 million recognized YTD ‘25 Includes accretion on acquired loans, securities, time deposits and borrowings Projections are updated quarterly, assume no prepayments and are subject to change $ in millions

3rd Quarter 2025 Financial Review

3Q 2025 Highlights – Income Statement (1) Net interest income-FTE, net operating income available to common shareholders / EPS, and operating PTPP income / EPS are non-GAAP measures, reconciled on slides 52 and 53. 2Q ‘25 3Q ‘25 3Q ‘24 $ in millions, except per share amounts Linked-Quarter Commentary

3Q 2025 Highlights – Balance Sheet & Credit $ in millions 2Q ‘25 3Q ‘25 3Q ‘24 Linked-Quarter Commentary

3Q 2025 Net Income $166.9 $233.3 $309.2 $293.4 $154.6 Dollars in millions, except per share amounts. (1) Net operating income available to common shareholders is a non-GAAP measure, reconciled on slide 52; (2) Operating PTPP income and EPS is a non-GAAP measure, reconciled on slide 53; (3) Net gains/losses on any disposition or impairment of debt securities plus mark-to-market valuations of equity investments. EPS / common share (GAAP) Net Inc. Avail. to Common Shareholders Op. EPS / common share (1) Adjustments to Net Income $110.4 $122.6 $168.9 $225.4 $206.5 Net Income & Net Operating Income (1) Operating PTPP Income (2) Operating PTPP Income – gains/losses on inv. securities (3) Operating PTPP Income, ex. gains/losses on inv. securities Operating PTPP EPS (2) Available to Common Shareholders

Revenue Trends Columns may not sum due to rounding differences. $ in millions Linked-Quarter $ ∆ % ∆ 3Q ‘25 2Q ‘25 3Q ‘24 4Q ‘24 1Q ‘25

Net Interest Income & Margin 3Q ‘24 4Q ‘24 1Q ‘25 2Q ‘25 3Q ‘25 NII, ex. PAA NII from PAA Reported NIM NIM ex. PAA $397.6 $467.0 $475.0 $247.4 $269.0 $ in millions $ in millions 2.75% 2.83% 2.78%

Noninterest Income Fee Income / Revenue Peer Median Fee Income / Revenue (1) (1) UMB peers (15 banks), data as of latest available quarter; Source: S&P Capital IQ. Peer group defined on slide 56. (2) Columns and rows may not sum due to rounding differences. Investment Securities Gains (Losses) Brokerage Fees Trust / Securities Processing Bankcard Fees Trading / Invest. Banking Other Income Deposit Svc. Charges. $165.2 $166.2 $222.2 $203.3 $158.7 Composition / Changes in Inv. Securities Gains (Losses) and Trust & Securities Processing (2) Current Quarter Commentary $ in millions $ in millions Linked-Quarter Noninterest income decreased $18.9mm to $203.3mm for 3Q’25. LQ drivers included: -$41.8mm swing in gains on equity & debt investment portfolio, largely due to market value changes on our investment in Voyager Technologies, offset by gains on various other private investments VOYG stock: 904k shares; price $29.78 on 9/30/25, $39.25 on 6/30/25 Partially offset by: +$7.3mm in COLI and other market-related income +$5.0 million in BOLI income +$4.7mm in trust & securities processing income, see below for detail +$2.5mm related to a nonrecurring legal settlement benefit in 3Q’25 +$1.9mm in derivative income related to customer swaps

Noninterest Expense (1) Columns may not sum due to rounding differences; (2) Operating noninterest expense is a non-GAAP metric, reconciled on slide 52; (3) See slide 12 for additional detail on acquisition expense. Noninterest expense increased $26.1mm to $419.3mm on a GAAP basis. The linked-quarter variances are largely driven by one-time acquisition-related costs of $35.6mm compared to $13.5mm in the prior quarter. (3)   On an operating basis, which excludes acquisition and severance expense and FDIC special assessments, noninterest expense was $385.0mm, an increase of $4.9mm. (2) Notable 3Q’25 items included: Increased salary & wage expense, driven by an additional salary day during the quarter, +$7.0mm in deferred compensation expense (with related increase in COLI income), and +$1.4mm in commission expense due to strong sales performance Partially offset by: A decrease of $7.5mm in charitable contribution expense, recorded in “other expense” Current Quarter Commentary 3Q ‘24 4Q ‘24 1Q ‘25 2Q ‘25 3Q ‘25 $ in millions Linked-Quarter $ ∆ % ∆

$ 37,139 $ 24,387 $ 25,290 $ 32,310 Diversified Loan Portfolio $ 36,407 3Q ‘24 2Q ‘25 3Q ‘25 6.28% Linked-Quarter $ ∆ Utah: 5% California: 4% Illinois: 2% Wisconsin: 2% Greater MO: 3% Kansas: 1% New Mexico: 2% Iowa: 2% Minnesota: 1% Nebraska: 1% Oklahoma: 1% Smaller Regions: Kansas City 23% Colorado 19% Arizona 11% St. Louis 13% Texas 10% Loans by Region Checked = acquired loans in shared states Avg. balances; $ in millions $ in millions 6.26% Inv. CRE Asset-Based C&I Resi. R/E Consumer Construction Credit Card Avg. Loan Yield Loan Yield ex. PAA OO CRE 6.27% % ∆

Quarterly Loan Activity (1) Net of loan marks & balances reclassified to securities portfolio; (2) Payoffs and paydowns include C&I and CRE loans; (3) Percentage of paydowns and payoffs impacted by acquired loan balances. (2) (2) 3Q ‘25 2Q ‘25 3Q ‘24 4Q ‘24 1Q ‘25 $ in millions (3) (1)

Strong Asset Quality Dollars in millions. (1) Delinquencies represent accruing loans > 30 days past due. Net Loan Charge-Offs (Recoveries) Delinquencies (1) Nonperforming Loans Allowance for Credit Losses on Loans Allowance for Credit Losses on Loans ACL / Total Loans Net Charge-offs NCOs / Average Loans Delinquencies Delinquencies / Loans Nonperforming Loans NPLs / Total Loans

Detailed Net Charge-Off History Recent Quarterly Trends Annual 2009 2010 2008 2004 2005 2006 2007 2011 2012 2013 2014 2019 2020 2018 2015 2016 2017 2021 2022 2023 2024 3Q ‘25 2Q ‘25 3Q ‘24 4Q ‘24 1Q ‘25

Allowance for Credit Losses Loans, Leases and HTM Securities $ in millions (1) Includes additional impairments on acquired PCD loans subsequent to 1Q’25, based on credit factors that were determined to be in existence as of the date of acquisition.

Available-for-Sale (1) High-Quality Investment Portfolio $7,414 $9,635 $11,407 $12,815 $5,424 $5,628 $5,598 $5,499 Average balances - $ in millions Average Blended Yield Treasuries Corp. & Commercial Paper GNMA/GSE Mortgage-Backed GSE Agencies General Obligation Municipals Collateralized Loan Obligations Revenue Bonds $6,778 (1) Balances are presented at carrying value, which is fair value for the available-for-sale portfolio and amortized cost for the held-to-maturity portfolio. Average balances - $ in millions Held-to-Maturity (1) $5,455

Securities Portfolio Statistics Amortized Cost Fair Value Net Unrealized Loss $ in millions; as of 09/30/25 Rows and columns above may not sum due to rounding differences. (1) Purchase activity, cash flow and duration excludes HTM industrial revenue bonds; (2) Purchases for roll-off and overbuy, net of purchases related to sales/trades or short-term collateral needs. Securities Portfolio Activity (1) $ in millions Purchases of U.S. Treasuries and agency mortgage-backed securities related to the planned de-levering of certain bonds held by HTLF at, and following, acquisition close, and included in the above purchase amounts: 3Q’24 – $125 million 4Q’24 – $848 million 1Q’25 – $387 million 2Q’25 – $363 million

Diversified Deposit Mix $38,017 $55,649 $56,764 $35,292 Commercial Personal Institutional Commercial Banking 46% Consumer & Private Wealth 23% Capital Mkts & Corp. Trust 7% Healthcare Services 6% Fund Services 10% Investor Solutions 8% 27% 28% 27% 26% $50,285 Interest-Bearing Demand & Savings Demand Deposits Time Deposits DDA / total deposits Deposits by Line of Business Average Total Deposit Cost 3Q ‘24 2Q ‘25 3Q ‘25 Linked-Quarter $ ∆ Avg. balances; $ in millions Avg. balances; $ in millions 24% %∆

Interest Rate Sensitivity Increase / decrease based on hypothetical rate changes and stable balance sheet Projected rates for new loans and deposits based on historical analysis, management outlook and repricing strategies Asset prepayments and other market risks developed from industry estimates of prepayment speeds and other changes Ramp Scenario 69% of total end-of-period loans, or ~ $26.0B, are variable 72% of total loans reprice within 12 months Of variable loans - % tied to indices for next 12 months: Year 2 Year 1 - 300 - 200 - 100 + 100 Shock Scenario Year 2 Year 1 75% - 1-Month SOFR 83% adjust monthly 10% adjust daily 21% - Prime 25% adjust monthly 60% adjust daily Floor Contracts – indexed to 1 Month SOFR; 4–6-year terms Interest Rate Floor Spreads Impact to Net Interest Income Loan Maturities & Repricing Cash Flow Hedges of Interest Rate Risk 4% - other 4.05% contract; notional value of $125mm, effective 10/24 4.80% contract; notional value of $250mm, effective 12/24 5.05% contract; notional value of $250mm, effective 03/25 Ten floor spreads; aggregate notional value of $2.375B Weighted average rate: 4.84% / 2.37% Deposit Mix by Rate Sensitivity Fixed Rate Loans Variable Rate Loans $3.0 billion of fixed rate loans reprice within 12 months; average rate 4.99% Average for 3Q’25 Hard Indexed – immediate adjustment Soft Indexed – negotiated / bid accounts Non-Indexed Interest-Bearing DDA

Capital & Liquidity Position As of September 30, 2025 $ in billions CET 1 Total Capital Tier 1 Leverage Tangible Common Equity Ratio (1) 6.92% Total Common Equity / Total Assets 9.96% 6.50% 10.00% 5.00% (1) Tangible common equity and tangible common equity ratio are non-GAAP measures, reconciled on slide 54. 13.11% 10.70% 8.33% Regulatory Capital Ratios Ample Liquidity Available Liquidity Sources $7.4B $7.4B $7.0B $3.9B $4.0B 11.0% 9.5% 9.4% 13.3% 12.0% 8.4% Fed funds & resell agreements Int-bearing due from banks % of average earning assets $ billions Pre- pandemic $2.1B UMBF ratio “Well Capitalized” 11.30% 8.00% Tier 1

Line of Business Updates

Commercial Banking Commercial Capabilities Investment Real Estate Industrial Multi-family Office Retail Hotel Student Housing Agribusiness Asset-based Lending Energy Lending Lending Verticals C&I Lending Owner-Occupied CRE Middle Market Working capital lines Equipment loans Business Banking Practice Finance Small Business Banking Small / Medium Business Middle Market 56% Investment Real Estate 25% Sm./Med Biz 5% Specialized Verticals 14% $31.8B (1) Average loan balances for 3Q‘25, excluding credit card; (2) Rank among U.S. Visa and Mastercard Commercial Card Issuers, Source: Nilson Report, May ‘25; (3) “Production ag lending” per ABA 2Q ‘25, FDIC data. #12 of 100 Largest Farm Lenders in the U.S. (3) Commercial Credit Card Purchase Volume (2) TOP 15 Prepaid & Purchasing Card Volume (2) TOP 10 Commercial Lending Portfolio Average Loan Balance & Composition (1) Franchise Lending Healthcare Lending

Commercial Banking C&I Lending C&I loans of $15.3B as of 9/30/25 = 40.6% of UMB loans Includes Middle Market, Lending Verticals and Small / Medium Business Considerations Internal limits on loan size and projects per sponsor Concentration guidelines for all lending verticals, monitored for changing conditions Food & Beverage 2% Diversified 2% Finance & Insure 2% Materials & Commodities 2% Manu-facturing 3% Retail 3% Healthcare 2% Commercial Services 3% Other (2) 5% Agri-business 3% Energy-Related 3% Average Line Utilization Trends Construction & Real Estate Industry 5% (1) End-of-period balances as of 09/30/25. C&I Industries as % of Total UMB Loans (1) Commercial & Industrial Statistics (2) Other - 5% of total UMB loans Tech & Media Auto-related Transportation Entertainment / Rec. Consumer Services Apparel / Textiles Govt. / Education Utilities Non-Depository Financial Institutions $2.1 billion in balances to strong, seasoned borrowers Approximately 1/3 are subscription lines, largely to asset servicing and private equity clients Remainder of portfolio comprised of loans to PE firms, insurance and other financial companies Strategically underwritten, actively monitored and managed Excellent historical credit quality Non-Depository Financial Institutions 6%

Commercial Banking Commercial Real Estate Sr. Living 1-4 Unit Rentals Vacant Land Other (3) Investment CRE & Construction Portfolio $11.0B = 29.1% of total UMB loans Average Loan-to-Value: 57% Loans with Recourse: 86% Investment Real Estate Rate Type: Fixed – 27% Variable – 73% End-of-period balances as of 09/30/25; (1) Excludes owner-occupied commercial real estate; (2) Defined as Tier 1 capital plus an adjusted allowance for credit losses, per regulatory guidelines. Investment CRE Geographic Diversity Owner-Occupied CRE & Farmland $5.6B = 14.8% of total UMB loans New purchase or refinance Rate Type: Fixed – 54% Variable – 46% Owner - Occ 13% Farmland 2% $5.6B $11.0B By property location (3) Other - 2% of total UMB loans Self-storage Mixed Use Healthcare Homebuilder Special Purpose Student Housing Manufactured Housing (No state > 2.7%) CRE Statistics Investment CRE as % of Total UMB Loans (1) Const. / Land Dev. 9% Investment CRE 20% Industrial 9% Multifamily 7% Office 4% Retail 2% Hotel 2% 2% 1% 1% 1%

Personal Banking Consumer Loans (1) Growth engine for new customers; deepening existing relationships 76.6 UMBF Industry Average (2) 54.3 Private Banking NPS Score Strategically positioned for sales growth Retail Banking Hybrid Service & Sales Model – Provides broad products and services to meet diverse client needs High Customer Satisfaction Consumer serves personal banking needs of clients across all divisions of the bank 192 Banking Centers (3) 347 ATMs 45 $2.5B Private Bankers Across 13 regions Average Private Banking Deposits Deposits (1) Mortgage 21 MLOs across UMB Footprint Community Development Competitive mortgage solutions for all client types Average Mortgage Balances Diverse client engagement in our communities 68 Financial Education Classes 10 Community Partners Served 1,360 Community Participants Key Products Offered Fannie Mae / Freddie Mac Portfolio on balance sheet mortgages Secondary market mortgages 1st Time Homebuyer Assistance $3.6B Strategic Acquisition Drives Consumer Growth Digital Capabilities across Consumer Digital loan and deposit application and originations Mobile Banking: Deposits, transfers, bill pay, acct review and more $7.3B $3.4B $4.5B UMBF HTLF +82% $13.0B Metrics at, or for the quarter ended, 09/30/25, unless otherwise stated. (1) Average quarterly balances; (2) Full-year ’24 Net Promoter Score for 57 financial services companies, source Medallia, Inc; (3) As of 10/15/25, we had 192 physical locations licensed with the OCC, including 189 retail branches plus 3 commercial or private banking centers. $13.2B $4.4B +34%

Personal Banking Private Wealth Management Composition as of 09/30/25. (1) Includes Assets Under Management and Assets Under Administration. Personal Trust 27% Investment Advisory 47% Non-Managed AUA 12% IRAs 6% Brokerage 4% Other 4% Customer Assets Wealth Management Financial planning Discretionary investment management Strategic wealth solutions for ultra-high net worth families Business succession and exit planning Brokerage services Insurance settlements Retirement plan services   Personal Trust & Custody Trust administration Charitable foundation planning and administration Personal custody services Unique asset administration Fine art management Trust tax preparation   Asset Management Direct private equity investment access $18.3B Managed Assets (AUM) $2.5B Non-Managed Assets (AUA) $ in millions New Assets / Sales (1)

UMB Private Investments Overview Target Investment Criteria Combines the strength of a dedicated investment team with the deep resources of UMB Financial Corporation Investment team and investment committee members bring multiple decades of experience Serves existing and prospective UMB Bank clients, cross-selling products and services, including treasury management, senior lending, card services and private banking $167mm Value of Active Holdings (1) 51 Active Portfolio Company Count (1) 150+ Businesses Reviewed Annually $225mm+ Total Capital Deployed to Date (1) Revenue EBITDA Investment size Security type $10mm - $100mm $2mm - $12mm $2mm - $8mm Minority common or preferred equity, convertible debt, subordinated or mezzanine, debt, warrants Manufacturing, distribution, business services, consumer products Growth capital, acquisitions or divestitures, recapitalizations, buyouts or ownership transitions Continental United States Key Verticals Transaction type Geography Providing flexible, tailored capital solutions—including minority equity or subordinated debt—to finance lower-middle market private businesses for long-term growth. (1) Data is in arrears; as of 06/30/25. Private Investments Minority Equity & Mezzanine Debt

Institutional Banking Fund Services & Institutional Custody $509B $553B $472B $482B Provides services for 2,500 funds, including registered and alternative investment funds, PE funds, real estate and venture capital funds and ETFs and more. One of the nation's leading providers of domestic and global custody, serving insurance companies, public and private corporations, nonprofits, municipalities, fund companies and endowments. Established in 1948. Best Custodian (7) (8) Custodian Service of the Year (9) Net New Accounts YTD Custody AUA +11.1% YoY +130 $543B Assets Under Administration Registered Funds & Alternative Investments Institutional Custody Transfer Agency Alternative Servicing Fund Acct/Admin. Custody Note: Asset categories sum > total AUA due to shared client assets. (1) With Intelligence ’19, ’20, ’22, ‘23 and ‘25 Awards; (2) Hedgeweek US Emerging Managers Awards ’23; (3) Hedgeweek US Awards ’25; (4) Hedgeweek US Emerging Managers Awards ’24; (5) Global Custodian Industry Leaders Editor’s Choice ’23; (6) PE Wire ’23; (7) HFM Services Awards ’21 and ’22; (8) Hedgeweek US Awards ‘23; (9) Private Credit US Awards ‘24. Best Interval Fund Administrator (1) Best Fund accounting and reporting software (2)(3) Best Administrator – Mid Market & Emerging Managers (6)   Best New Fund Services Project – RFS (5)   Administrator of the Year – Technology (4)

Institutional Banking Corporate / Specialty Trust & Capital Markets (1)Thomson Reuters municipal rankings, 2Q‘25. Ranked by number of issues. Corporate Trust & Escrow Services Provides trustee, paying agent and escrow services to municipal and corporate issuers. $87B Assets Under Administration Paying Agent in U.S. (1) #2 Municipal Trustee in U.S. (1) #3 Specialty Trust & Agency Solutions Services for asset-backed securitizations, aviation and other transportation and real estate projects. Workout and successor trustee services on behalf of bondholders of defaulted transactions. Collateral administration for CLOs, credit funds, separate accounts and other portfolios of loans. +49% Examples of recent deals: Products and services offered through UMB Bank Capital Markets Division NOT FDIC INSURED | MAY LOSE VALUE  | NOT BANK GUARANTEED. Capital Markets Division Capital solutions including fixed income sales, trading and underwriting for institutional, municipal and not-for-profit organizations. Growth in new business YTD 2025 vs. YTD 2024 Public Finance September YTD Closed Deals +113% Year-Over-Year

FDIC Sweep Assets Under Administration $47B Institutional Banking Investor Solutions & Healthcare Services Investor Solutions Annual ACH Transactions Healthcare Services Provides a suite of tax-advantaged benefit accounts including Health Savings Accounts (HSAs), Flexible Spending Accounts (FSAs), Health Reimbursement Arrangements (HRAs), and Commuter Benefit Accounts.  HSA Account Holders 1.6mm In HSA Deposits (3) $3.1B Top 10 HSA Custodians in the U.S. (2) TOP 10 Benefit Cards 5.2mm ~102mm ~ 5.3 mm accounts for September 2025 Recognized for Investment Quality (1) Sample BaaS Partnerships Named a Top HSA for Features & Investment Options (1) (1) Investor’s Business Daily ‘23; (2) #6 in total accounts and #8 in total assets as of June 30, 2025 - Devenir Research Mid-Year ’25; (3) End-of-period balances as of 09/30/25. Our banking as a service (BaaS) solution includes deposit services for checking, saving, and investment accounts, including expanded FDIC insurance through our proprietary Sweep Program. In HSA Invested Assets (3) $1.7B

Payments Credit & Debit Card Products Dollars in millions. (1) Rank in commercial, consumer and small business cards among top 50 U.S. Visa & Mastercard issuers as of June 30, 2025. Source: Nilson Report, Mid-Year ‘25. Card Purchase Volume & Interchange Trends 21st in U.S. Credit Card Purchase Volume (1) #21 $4,575 $5,601 $5,443 $4,658 $5,406 Interchange Income Consumer Credit Healthcare Debit Commercial Credit Inst. Cash Mgmt. Consumer Debit $5.4B 3Q ‘25 Card Spend +16.8% YoY

Long-Term Performance Trends

Differentiated Revenue Profile Multiple Sources of Growth Net Interest Income Fee Income Provides Diversity 35% 56% 39% $ 1,282.7 $1,291.4 $1,468.0 $613.2 $1,462.0 $731.3 $587.8 $778.2 $671.0 $825.1 $878.5 $982.5 $848.7 $1,012.1 $971.4 $1,097.7 Total Revenue 20 Year CAGR 7.2% Revenue Growth Annual NII Growth Annual Revenue Growth 12% 12% 18% 10% 3% 2% 1% 9% 4% 5% 18% 20% 13% 9% 10% -1% 14% -0.4% 13% 4% 9% 9% 6% 18% 6% 3% 4% 11% 1% 3% 8% 20 Year CAGR 5.2% Fee Income Growth $815.5 $731.2 $913.8 $303.0 $920.1 $317.0 $275.1 $320.1 $310.6 $333.3 $412.1 $558.9 $350.1 $610.4 $495.3 $670.9 1% 20% Net Interest Income (before provision) Noninterest Income (1) (2) % fee income Peer Median % Fee Income (3) Dollars in millions. (1) Noninterest income prior to 2017 contains income from discontinued operations; (2) Noninterest income included a $108.8mm pre-tax gain on TTCF shares in 2020 and a $66.2mm pre-tax gain on the sale of Visa Class B shares in 2022; (3) UMB peers (15 banks) as of latest available annual period. Source: S&P Capital IQ. $188.3 $232.7 $179.1 $217.2 $1,000.9 $1,629.0 $440.2 $521.5 $407.2 $472.2 -8% 8% 7% 10% 11% -7% 5% 15% 7% 9% 20 Year CAGR 9.0%

7% Balance Sheet Growth Across All Business Cycles Average Loans (1) Average annual balance in billions. (1) Loan balances exclude PPP loans for ’20 – ’22. (2) UMB peers (15 banks), as of latest available annual period. Source: S&P Capital IQ. Average Deposits Annual Loan Growth 12% 19% 19% 5% 2% 6% 10% 10% 18% 12% 21% 19% 9% 7% 10% 20 Year CAGR 11.4% 8% 7% 13% 14% 9% 8% 19% 37% 29% 25% 1% 14% 16% 11% 14% 10% 20% 13% 6% 11% 9% 4% 7% 14% 24% 20 Year CAGR 10.3% 11% -6% 3% 7% 4% Conservative Loans / Deposits (%) 20-year Avg: 61% Annual Deposit Growth Avg. IB Deposits % DDA / Deposits Peer Median % DDA(2) Avg. DDA $28.9 $23.2 $31.3 $7.6 $31.8 $9.6 $6.5 $10.5 $8.5 $11.9 $14.1 $15.9 $12.7 $17.0 $15.3 $19.3 $5.1 $5.7 $5.0 $5.5 $35.3 $15.8 $14.1 $18.8 $4.4 $22.3 $4.8 $4.2 $5.3 $4.5 $6.2 $8.4 $10.8 $7.0 $11.6 $10.0 $12.8 $3.1 $3.9 $2.8 $3.6 $24.2

Resilient Credit Metrics Through All Economic Environments Net Charge-Offs / Average Loans Nonperforming Loans / Loans Industry (2) UMBF Peer Median (1) Industry (2) UMBF Peer Median (1) (1) UMB peers (15 banks), as of latest available annual period. Source: S&P Capital IQ; (2) All FDIC-insured banks, as of last available annual period. Source: FDIC. 0.10% ’04 – ‘24 Average 0.27% ’04 – ‘24 Average 0.38% 0.21% 0.68% 0.08% 0.51% 0.98%

Capital & Liquidity Supports Growth Outlook UMBF Peer Median (1) UMBF Peer Median (1) Peer Median TCE / Tang. Assets (1) UMBF Peer Median (1) (1) UMB peers (15 banks), as of latest available annual period. Source: S&P Capital IQ; (2) Tangible equity and tangible assets are non-GAAP measures, reconciled on slide 55; (3) As defined by S&P Capital IQ: “Cash, cash equivalents, and investment securities/assets.” Tangible Equity / Tangible Assets (2) UMBF Equity / Assets UMBF TCE / Tang. Assets (2) 20% 15% 10% 5% 0% 100% 75% 50% 25% 0% Tier 1 Capital Ratio Equity / Assets Cash & Securities / Assets (3) Average Loans / Average Deposits

Risk-Adjusted Returns Rowing Close to Shore UMBF Peer Median (1) (1) UMB peers (15 banks), data as of latest available annual period. Source: S&P Capital IQ. (2) The numerator for the calculation of Return on Risk-Weighted Assets is GAAP net income, which included expenses related to the FDIC special assessment, recognized in 2023 and 2024. UMBF Peer Median (1) Risk-Weighted Assets / Assets Return on Risk-Weighted Assets (2)

Dividend Trends Sustained Growth (1) Dividends adjusted for 2-for-1 stock split in 2006. Common Dividends Declared (1) FY ’25 = $1.63 +3.8% vs. 2024 +290.2% annually 2004 – 2025 4Q ’25 = $0.43 +7.5% quarterly increase

Outperformance Building Long-Term Value 20-Year Compounded Annual Growth Rates 2004 – 2024 UMBF KRX (2) Industry (4) Peer Median (3) Diluted Earnings Per Share Tangible Book Value Per Share (1) (1) Tangible book value per common share is a non-GAAP measure, reconciled on slide 55. (2) KBW Nasdaq Regional Bank Index (median of 50 banks); (3) UMB’s traditional peers (median of 15 banks); (4) Median of all publicly-traded banks with data reported for both 2004 and 2024. Peer, KRX & Industry source: S&P Capital IQ.

Appendix

Governance Our Board of Directors AC = Audit Committee; CC = Compensation Committee; GC = Governance Committee; RC = Risk Committee Advisory Directors Mariner Kemper Chairman of the Board Margaret Lazo CC, RC Susan Murphy AC, RC Tammy Peterman GC, RC Gordon Lansford AC (Chair), CC Tim Murphy AC, CC Robin Beery CC (Chair), RC K.C. Gallagher AC, RC Greg Graves Lead Independent Director, GC (Chair) Jenny Hopkins AC, RC Janine Davidson CC, GC Brad Henderson AC, RC Kris Robbins AC, RC (Chair) Josh Sosland GC, RC Leroy Williams CC, RC Tom Wood John Schmidt GC Jim Rine Vice Chairman

Forward-Looking Statements This presentation contains, and our other communications, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in annual, quarterly and other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (“SEC”). In addition to such factors that have been disclosed previously: risks related to current or future tariffs or trade restrictions, sanctions and other trade policies and the impact to UMB or its customers; macroeconomic and adverse developments and uncertainties related to the collateral effects of the collapse of, and challenges for, domestic and international banks, including the impacts to the U.S. and global economies; sustained levels of high inflation and the potential for an economic recession; and impacts related to or resulting from instability in the Middle East and Russia’s military action in Ukraine, such as the broader impacts to financial markets and the global macroeconomic and geopolitical environments, may also cause actual results or other future events, circumstances, or aspirations to differ from our forward-looking statements. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent documents that are filed or furnished with the SEC. Any statements about UMB Financial Corporation’s (“UMB”) plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are generally identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “objective,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. Further information regarding UMB and factors which could affect the forward-looking statements contained herein can be found in UMB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (and which is available at on the SEC’s archive site, here,) and its other filings with the SEC.

Average Balances / Yields & Rates Tax-equivalent basis; Unaudited, dollars in thousands.

Unaudited, dollars in thousands except per share data. (1) Calculated using marginal tax rate of 24.0% for 2025 and 23.0% for 2024. Certain merger-related expenses are non-deductible. Non-GAAP Reconciliations The following are non-GAAP measures used from time to time. To the extent a non-GAAP measure is used in this presentation, a reconciliation to such measure’s closest GAAP equivalent is provided below. This information supplements the results that are reported according to GAAP and should not be viewed in isolation from, or as a substitute for, GAAP results. UMB believes that these measures may be useful to investors because they adjust for items that management does not believe reflect the Company’s fundamental operating performance. Definition and calculation for each metric shown below tables. Net Operating Income Available to Common Shareholders Net operating income available to common shareholders is defined as GAAP net income available to common shareholders, adjusted to exclude Day 1 acquisition provision expense, acquisitions and severance expenses, the FDIC special assessment, and the cumulative tax impact of these adjustments.

Non-GAAP Reconciliations Operating Pre-Tax, Pre-Provision Income Unaudited, dollars in thousands except per share data. Operating PTPP income for the relevant period is defined as GAAP net interest income plus GAAP noninterest income, less noninterest expense, adjusted to reflect the impact of excluding expenses related to acquisitions, severance expense, and the FDIC special assessment. Net interest income – FTE is defined as GAAP net interest income plus tax equivalent interest. Net Interest Income - FTE

Tangible common equity ratio is common shareholders’ equity, net of intangible assets, divided by total assets, net of intangible assets. Non-GAAP Reconciliations Unaudited, dollars in thousands. Tangible Common Equity Ratio Operating efficiency ratio is calculated as the company’s operating noninterest expense, net of amortization of other intangibles, divided by the company’s total non-GAAP revenue (calculated as net interest income plus noninterest income, less gains on sales of securities available for sale, net). Operating Efficiency Ratio

Non-GAAP Reconciliations Unaudited, dollars in thousands, except per share data. Return on tangible common equity is calculated as net income available to common shareholders divided by the company's average tangible common shareholders' equity for the relevant period. Operating return on tangible common equity is calculated as net operating income available to common shareholders, divided by the company’s average tangible common shareholders’ equity. Return on Tangible Common Equity & Operating Return on Tangible Common Equity Tangible Book Value (“TBV”) Per Common Share Tangible book value per common share is defined as total common shareholders’ equity, net of intangible assets, divided by total common shares outstanding.

Our Peer Group ASB Associated Banc-Corp BOKF BOK Financial Corporation CADE Cadence Bank COLB Columbia Banking System, Inc. CMA Comerica Incorporated CFR Cullen/Frost Bankers, Inc. FHN First Horizon Corporation ONB Old National Bancorp PNFP Pinnacle Financial Partners SSB SouthState Corporation SNV Synovus Financial Corp. WBS Webster Financial Corporation WAL Western Alliance Bancorporation WTFC Wintrust Financial Corporation ZION Zions Bancorporation